================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                    ----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934.


Date of Report (Date of earliest event reported)         7/8/2005
                                                         --------


                         First National Bancshares, Inc.
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)



          Florida                       333-60283                06-1522028
          --------                      ---------                ----------
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)



5817 Manatee Avenue West, Bradenton, Florida                       34209
---------------------------------------------                    ----------
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's Telephone Number, including Area Code               (941) 794-6969
                                                                 --------------

                                       N/A
-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

First National Bancshares, Inc. has announced earnings for the first six months of 2005. The company's press release dated July 8, 2005 announcing the results is attached hereto at exhibit 99.

Item 9.01 Financial Statements, Pro Forms Financial Information and Exhibits

(c) Exhibits

Exhibits 99 - Press Release dated July 8, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: 7/8/2005                          First National Bancshares, Inc.

                                         /s/ Angela O'Reilly
                                         --------------------------------------
                                         Angela O'Reilly, Senior Vice President